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Exhibit  99.1
                                      PROXY

                                   STRATABASE
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  ______, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Trevor Newton and Fred Coombes, and each or either of them, attorneys and proxies with full power of substitution, to represent the shareholder on the reverse side of this proxy card to vote all shares of Common Stock, $.001 par value, of Stratabase (the "Company") held of record by the undersigned on ____, 2003, at the Special Meeting of Stockholders of the company to be held on ____, 2003 at the offices of Ehrenreich Eilenberg & Krause, LLP, 11 East 44th Street, New York, N.Y. 10017, 17th floor, at __ a.m., and at any and all adjournments or postponements thereof, as herein specified upon the proposals listed herein and described in the Proxy Statement for the meeting and in his or her discretion upon any other matter that may properly come before the meeting. The Board of Directors has proposed the matters set forth on the reverse for the vote of the shareholders of the company.

        THE SHARES VOTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1 AND 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.   Please mark
                                                              your  votes  as
                                                              indicated in this
                                                              example

                                                                 X
                                                               _____


1.  To  approve  the  Plan  of  Conversion.

           FOR          AGAINST          ABSTAIN
          [   ]          [   ]             [  ]


IMPORTANT: Please sign your name or names exactly as stenciled on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, EACH holder should sign.

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2.  To  grant  our management the discretionary authority to adjourn the special meeting in accordance with our amended bylaws to a later date so that additional proxies in favor of the conversion proposal may be solicited.


           FOR          AGAINST          ABSTAIN
          [   ]          [   ]             [  ]



                                  Dated:  _______________    , 2003


                                             Signature


                                             Signature

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  MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.
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